                                                                   EXHIBIT 10.23

                            LETTER AMENDMENT NO.1 TO
                      THAT CERTAIN NOTE PURCHASE AGREEMENT

                               December 15, 1997


To Each of the Purchasers:

Ladies and Gentlemen:

     We refer to that certain Note Purchase Agreement dated as of November 29, 1995, by and among the undersigned, Western Gas Resources, Inc. (the "Company") and the Purchasers relating to the purchase and sale of the Company's 8.02% Senior Notes (the "Agreement"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

     The Company has requested that each of you amend Sections 6C(4) and 6C(5)(v) relating to, among other things, sales of stock or assets by the Company or any Subsidiary. The Required Holders have indicated their willingness to so amend the Agreement. Accordingly, it is hereby agreed by the parties hereto as follows:

I.   AMENDMENTS TO THE AGREEMENT.  The Agreement is, effective the date first
     ---------------------------
above written, hereby amended as follows:

     A. Paragraph 6C(4) is hereby deleted in its entirety and replaced, in lieu thereof, with the following:

     "6C(4) SALE OF STOCK AND DEBT OF SUBSIDIARIES. (i) Sell or otherwise dispose of, or part with control of, any shares of stock or Debt of any Subsidiary, except to the Company or another Wholly Owned Subsidiary, and except that all shares of stock and Debt of any Subsidiary at the time owned by or owed to the Company and all Subsidiaries may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Board of Directors of the Company) at the time of sale of the shares of stock and Debt so sold (the "Stock Sale Restriction"), provided that (i) the assets of such Subsidiary together
                    --------
     with (ii) the assets of all other Subsidiaries the stock or Debt of which was sold or otherwise disposed of in the preceding 12-month period and
     (iii) the assets of the Company and its Subsidiaries sold, leased, transferred or otherwise disposed of pursuant to clause (v) of paragraph 6C(5) in the preceding 12-month period (in each transaction measured by the greater of book value or Fair Market Value), do not represent more than 15% of Consolidated Net Tangible Assets as reflected on the most recent annual or quarterly consolidated balance sheet
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To Each of the Purchasers
December 15, 1997
Page 2

     (the "Initial Basket"); and

     provided further that, at the time of such sale, such Subsidiary shall not
     ----------------
     own, directly or indirectly, any shares of stock or Debt of, or any other continuing investment in, any other Subsidiary (unless all of the shares of stock and Debt of such other Subsidiary owned, directly or indirectly, by the Company and all Subsidiaries are simultaneously being sold as permitted by this paragraph 6C(4)), or any shares of stock or Debt of the Company.

     (ii) Notwithstanding anything else contained in paragraph 6C(4)(i), in the event that the Option (as hereinafter defined) is exercised in accordance with the terms of the Option Agreement (as hereinafter defined) , then during the 12-month period following the end of the month in which the Option is exercised, the Company will not and will not permit any Subsidiary to (i) Sell or otherwise dispose of, or part with control of, any shares of stock of any Subsidiary, except to the Company or another Wholly Owned Subsidiary, and except that all shares of stock of any Subsidiary at the time owned by the Company and all Subsidiaries may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Board of Directors of the Company) at the time of sale of the shares of stock so sold (the "Stock Sale Restriction"), provided that (I) the assets of such Subsidiary
                         --------
     together with (ii) the assets of all other Subsidiaries the stock of which was sold or otherwise disposed of in the preceding 24-month period and
     (iii) the assets of the Company and its Subsidiaries sold, leased, transferred or otherwise disposed of pursuant to clause (v) of paragraph 6C(5) in the preceding 24-month period (in each transaction measured by the greater of book value or Fair Market Value), do not represent more than 25% of Consolidated Net Tangible Assets (the "Increased Basket") as reflected on the most recent annual or quarterly consolidated balance sheet, and provided further that, at the time of such sale, such Subsidiary shall not
     ----------------
     own, directly or indirectly, any shares of stock of, or any other continuing investment in, any other Subsidiary (unless all of the shares of stock of such other Subsidiary owned, directly or indirectly, by the Company and all Subsidiaries are simultaneously being sold as permitted by this paragraph 6C(4)), or any shares of stock of the Company. The Increased Basket for the Stock Sale Restriction shall apply during the 12-month period following the month in which the Option is exercised. Thereafter, the Initial Basket shall apply.


     B. Paragraph 6C(5)(v) is hereby deleted in its entirety and replaced, in lieu thereof, with the following:
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To Each of the Purchasers
December 15, 1997
Page 3

     "6C(5)(v) The Company or any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to any Person (the "Asset Sale Restriction"), provided, that: (a) such assets together with (b) all other
                    --------
     assets of the Company and its Subsidiaries sold, leased, transferred or otherwise disposed of during the preceding 12-month period, and (c) the assets of all Subsidiaries the stock or Debt of which has been sold or otherwise disposed of during the preceding 12-month period pursuant to the first proviso of paragraph 6C(4) (in each transaction measured by the greater of book value or Fair Market Value), does not represent more than the Initial Basket as reflected on the most recent annual or quarterly consolidated balance sheet; provided further, that, in the event that the
                                  ----------------
     first option to purchase certain assets (the "Option") from the Company or its Subsidiaries as defined in and pursuant to that certain Option and Asset Purchase Agreement dated November 14, 1997, by and between Mountain Gas Resources, Inc. and the Company and RIS Resources (USA) Inc. ("Option Agreement") is exercised in accordance with the Option Agreement by July 1, 1998, then for any sales, leases, transfers or other dispositions (including any sale pursuant to the Option Agreement) of any of the assets of Company or any Subsidiary during the 12-month period following the end of the month in which the Option is exercised, the Company or any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to any Person, provided, that: (a) such assets together with (b) all
                           --------
     other assets of the Company and its Subsidiaries sold, leased, transferred or otherwise disposed of during the preceding 24-month period, and (c) the assets of all Subsidiaries the stock of which has been sold or otherwise disposed of during the preceding 24-month period pursuant to paragraph 6C(4)(ii) (in each transaction measured by the greater of book value or Fair Market Value), does not represent more than the Increased Basket. The Increased Basket for the Asset Sale Restriction shall apply during the 12-month period following the month in which the Option is exercised. Thereafter, the Initial Basket for the Asset Sale Restriction shall apply.


II.  THE OPTION IS NOT A LIEN.
     ------------------------

     A. For the purpose of clarification, the parties hereto agree that the Option does not constitute a Lien.

III. MISCELLANEOUS;  EFFECTIVENESS.
     -----------------------------
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To Each of the Purchasers
December 15, 1997
Page 4

     A. On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this Letter Amendment No.
1. The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

     B. This Letter Amendment No. 1 may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     C. If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Letter Amendment No. 1 to the Company at its address at 12200 N. Pecos Street, Denver, CO 80234, Attention: Vice President-Finance.

     D. This Letter Amendment No. 1 shall become effective as of the date first above written when and if counterparts of this letter Amendment No. 1 shall have been executed by us and the Required Holders.


                              Very truly yours,

                              WESTERN GAS RESOURCES, INC.


                              By: /s/ William J. Krysiak
                                 ----------------------------
                                    William J. Krysiak,
                                     Vice President-Finance



Agreed as of the date
first above written:
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To Each of the Purchasers
December 15, 1997
Page 5

THE VARIABLE ANNUITY
LIFE INSURANCE COMPANY


By: /s/ Julia S. Tucker
   ---------------------------------
   Julia S. Tucker
   Investment Officer

AMERICAN GENERAL LIFE
INSURANCE COMPANY


By:
   ---------------------------------



GULF LIFE INSURANCE COMPANY


By:
   ---------------------------------



FIRST ALLMERICA FINANCIAL
LIFE INSURANCE COMPANY


By: /s/ Scott Hyney
   ---------------------------------

ALLMERICA FINANCIAL LIFE
INSURANCE AND ANNUITY COMPANY


By: /s/ Scott Hyney
   ---------------------------------
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To Each of the Purchasers
December 15, 1997
Page 6

J. ROMEO & CO., as nominee for
THE MUTUAL LIFE INSURANCE
COMPANY OF NEW YORK


By: /s/ Raouf Khanil
   --------------------------------
   Raouf Khanil